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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     November 9, 2007 (November 8, 2007)


                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware              001-33016            68-0629883
      ---------------          ---------            ----------
      (State or other         Commission          (I.R.S. Employer
      jurisdiction of         File Number        Identification No.)
     incorporation or
       organization)



  16701 Greenspoint Park
     Drive, Suite 200                                  77060
      Houston, Texas                                   -----
      --------------                                 (Zip Code)
   (Address of principal
   executive offices)


                                 (281) 408-1200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Eagle Rock Energy Partners, L.P. ("Eagle Rock") previously announced on July 16, 2007 that Mr. Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of Eagle Rock Energy G&P, LLC ("Eagle Rock G&P"), the general partner of Eagle Rock's general partner, suffered a serious accident and, in response to Mr. FitzGerald's incapacity, Mr. Alfredo Garcia was appointed as acting Chief Financial Officer. On November 8, 2007, Eagle Rock announced that Mr. FitzGerald has made a full recovery and will resume his duties as Senior Vice President, Chief Financial Officer and Treasurer of Eagle Rock G&P, effective as of November 9, 2007. Mr. Garcia will no longer be the acting Chief Financial Officer, effective November 9, 2007, but will continue his duties as Senior Vice President of Corporate Development of Eagle Rock G&P. There were no changes made in Mr. FitzGerald's existing employment arrangement with Eagle Rock G&P based on his reinstatement.

A copy of Eagle Rock's press release announcing Mr. FitzGerald's reinstatement as Senior Vice President, Chief Financial Officer and Treasurer of Eagle Rock G&P is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              Press  Release of Eagle  Rock  Energy  Partners,  L.P.
                        dated November 8, 2007.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EAGLE ROCK ENERGY PARTNERS, L.P.

                                    By: Eagle Rock Energy GP, L.P.,
                                        its general partner

                                    By: Eagle Rock Energy G&P, LLC,
                                        its general partner
Date: November 9, 2007
                                    By: /s/ Joseph A. Mills
                                        ----------------------------------------
                                        Joseph A. Mills
                                        Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No. Description

99.1        Press Release of Eagle Rock Energy Partners, L.P. dated
            November 8, 2007.